FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2018
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

30.    FINANCIAL RISK MANAGEMENT

As part of its business the Group is exposed to several types of financial risks: capital risk (mainly by MTS Bank), market risks, credit (or counterparty) risks, and liquidity risks. Risks mitigating activities are mainly performed at the Group headquarters by the corporate finance personnel and are subject to the approval of the Group’s supervisory bodies – the Board of Directors and Budget Committee.

Capital risk

MTS Bank, the Group's subsidiary, is subject to regulations of the Central Bank of Russia. That requires that banks comply with the minimum capital adequacy ratios of 8% calculated on the basis of statutory standalone financial statements. MTS Bank met the requirements established by the CBR. As of December 31, 2018, MTS Bank's capital adequacy ratio in accordance with CBR requirements was 11.9%.

Basel Capital Accord (Basel 1) requires that banks that operate internationally have a capital adequacy risk ratio of 8% of their risk-weighted assets for the total amount of capital and 4% – for the tier 1 capital. MTS Bank met the requirements established by the Accord. As of December 31, 2018, MTS Bank's capital adequacy ratio was 18.38% and 13.34% respectively.

Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate due to changes in market prices. The Group is primarily exposed to the following types of market risks: interest rate risk and currency exchange rates fluctuations. Financial instruments affected by market risk include loans and borrowings, deposits, and derivative financial instruments. The sensitivity analyses in the following sections relate to the financial position as of December 31, 2018, 2017 and 2016.

Interest rate risks

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market interest rates. The Group manages its interest rate risk by having a balanced portfolio of fixed and variable rate loans and borrowings.

•	Variable interest rate

The Group’s bank loans denominated in US Dollars and Euros primarily bear floating interest rate. To eliminate the exposure of changes in variable interest rates related to its debt obligations, the Group enters into variable-to-fixed cross-currency interest rate swap agreements, so that cross-currency interest rate swaps matches the exact maturity dates of the underlying debt allowing for highly-effective cash flow hedges. In aggregate, the Group entered into variable-to-fixed cross-currency interest rate swap agreements designated to manage the exposure of changes in variable interest rates related to 100% and 100% of the Group’s bank loans with variable rates outstanding as of December 31, 2018 and 2017, respectively.

•	Fixed interest rate risk

The Group’s Notes and bank loans denominated in Russian Rubles bear primarily fixed interest rates. To eliminate the exposure of changes in the value of debt obligations, the Group enters into fixed-to-variable cross-currency and interest rate swap agreements. In aggregate, the Group entered into fixed-to-variable cross-currency and interest rate swap agreements designated to manage the exposure of changes in value of the debt related to 5.8% and 7.9% of the Group’s Notes and bank loans with fixed rates outstanding as of December 31, 2018 and 2017, respectively.

The notional amounts of interest rate derivative instruments outstanding amounted to RUB 44,187 million and RUB 49,429 million as of December 31, 2018 and 2017, respectively.

Sensitivity analysis

A reasonably possible increase of 100 basis points in short term interest rates would have resulted in RUB 201 million, RUB 44 million and RUB 704 million future increases of interest expense for the years ended December 31, 2018, 2017 and 2016, respectively. The same decrease in short term interest rates would have resulted in RUB 201 million, RUB 44 million and RUB 704 million future decreases of finance cost for the years ended December 31, 2018, 2017 and 2016, respectively. There will be no material impact on equity.

The interest rate sensitivity analysis was performed based on a constant level of fixed and floating rate debt.

Foreign currency risks

Foreign currency risk is the risk that the fair value or future cash flows will fluctuate because of changes in foreign exchange rates. The Group’s exposure to these changes in foreign exchange rates relates primarily to the Group’s financing activities. The Group manages its currency risk by hedging significant foreign currency cash outflows with derivatives and by using money market instruments.

The Group has entered into several cross-currency swap agreements. These contracts are mainly designated to manage the exposure of changes in currency exchange rate. The contracts assumed periodic exchange of interest or principal, and interest payments from RUB-denominated amounts to USD-denominated amounts at a specified rate. The rate was determined by the market spot rate upon issuance. Cross-currency interest rate swap contracts mature in 2019‑2024.

In aggregate the Group entered into cross-currency interest rate swap agreements designated to manage the exposure of changes in currency exchange rate for 50.8% and 39.6% of its USD-denominated Notes and bank loans outstanding as of December 31, 2018 and 2017 respectively.

The notional amounts of currency derivative instruments amounted to RUB 34,115 million and RUB 28,669 million as of December 31, 2018 and 2017, respectively.

The Group has entered into currency forward agreements to minimize the foreign currency risk exposure for operating activities. The contracts assumed the purchase or sale of the agreed amount of currency at a specified exchange rate and on a specific date. The rate was determined by the market spot rate upon issuance. As the result of currency forward agreements, unfulfilled as of December 31, 2018, 2017 and 2016, the Group recognized RUB 1,937 million gain, nil and RUB 142  million loss in the consolidated statement of profit and loss for the years ended December 31, 2018, 2017 and 2016, respectively.

The notional amounts of currency forward instruments, unfulfilled as of December 31, 2018 and 2017, amounted to RUB 51,002 million and nil, respectively.

In 2018, several of the Group’s swap agreements were early terminated early due to the early redemption of loans from Calyon, ING Bank N.V, Nordea Bank AB, Raiffeisen Zentralbank Osterreich AG. Loans and swaps were due in 2019 - 2020. The amount of RUB 505 million, net of tax, was immediately reclassified from accumulated other comprehensive income to profit for the year during the period and recognized as a part of change in fair value of financial instruments’ in consolidated statement of profit or loss.

The following table presents the effect of the Group’s swap agreements designated as cash flow hedges in accumulated other comprehensive income for the years ended December 31, 2018, 2017 and 2016.

	2018	2017	2016
Accumulated derivatives income / (loss), beginning of the year, net of tax of 85 and (26) and 261, respectively	340	(103)	1,045
Fair value adjustments on hedging derivatives, net of tax of 840 and (628) and (2,279), respectively	3,362	(2,512)	(9,116)
Amounts reclassified to profit for the year during the period – forecast transaction no longer expected to occur, net of tax of (126) and nil and nil, respectively	(505)	—	—
Amounts reclassified to (profit) / loss for the year during the period – hedged item has affected profit or loss, net of tax of (740) and 739 and 1,992, respectively	(2,960)	2,955	7,968
Accumulated derivatives income / (loss), end of the year, net of tax of 59 and 85 and (26), respectively	237	340	(103)

The following tables demonstrate the sensitivity to a reasonably possible change in USD and EUR exchange rates, with all other variables held constant.

		USD-effect on	EUR-effect on
	Change	profit before tax	profit before tax
	in rate	RUB mln,	RUB mln
2018	+1%	(176)	152
	-1%	176	(152)
2017	+5%	(447)	830
	-5%	447	(830)
2016	+20%	(6,722)	2,274
	-20%	6,722	(2,274)

The movement in the pre-tax effect is a result of a change in monetary assets and liabilities denominated in US dollars and Euro, where the functional currency of the entity is a currency other than US dollars and Euro.

There will be no material impact on equity.

The Group’s exposure to foreign currency changes for all other currencies is not material.

MTS Bank

MTS Bank credit limits committee determines stop-loss limits related to security portfolio and to foreign exchange transactions, as well as limits for net foreign exchange position.The limits for net foreign exchange position conform fully to CBR requirements. Monitoring of adherence to the limits restricting the amount of MTS Bank's market risk is performed day-to-day.

Liquidity risk

Liquidity risk is the risk of a shortage of funds. The Group’s policy is to borrow centrally using a mixture of long-term and short-term borrowing facilities. These borrowings, together with cash generated from operations are utilized to meet anticipated funding requirements. The Group assessed the concentration of risk with respect to refinancing its debt and determined it to be of low level.

The Group manages liquidity risk on long-term borrowings by maintaining a varied maturity profile and a required net debt position, therefore minimizing the refinancing risk. Long-term borrowings mature between one and 7 years.

Securities held by MTS Bank which are accounted for at fair value through profit and loss and investments at amortized cost are included in liquidity analysis on the basis of remaining maturity. Most of these securities are included in the CBR Lombard list and if required may be used to obtain REPO financing from the CBR. MTS Bank's demand for medium-term liquidity is fully satisfied by the availability of interbank loans and customer deposits (obtaining new and prolongating existing deposits), secured loans and conclusion of REPO agreements.

As at December 31, 2018, current liabilities exceeded current assets by RUB 26,538 million. The management believes the Group has sufficient existing and continuing access to liquidity through both operating cash flows and the availability of committed credit facilities of RUB 21,000 million (Note 24).

Credit risk

Credit risk is the risk that the counterparty will not meet its obligations arising from entering into financial instrument, leading to a financial loss.

In accordance with IFRS 9 the Group recods an allowance for expected credit losses (ECL) for all financial assets not held at fair value through profit or loss. ECLs are based on the difference between the contractual cash flows due under the contract and all cash flows that the Group expects to receive. The shortfall is discounted at an approximation to the asset’s original effective interest rate.

The expected credit-loss approach uses three stages for allocating impairment losses:

Stage 1: expected credit losses within the next twelve months

Stage 1 includes all contracts with no significant increase in credit risk since initial recognition and usually contains new contracts that are fewer than 31 days past due date. The portion of the lifetime expected credit losses resulting from default events possible within the next 12 months is recognized.

Stage 2: expected lifetime credit losses – not credit impaired

If a financial asset has a significant increase in credit risk since initial recognition but is not yet credit impaired, it is moved to stage 2 and measured at lifetime expected credit loss. This is defined as the expected credit loss that results from all possible default events over the expected life of the financial instrument.

In all cases, the Group considers that there has been a significant increase in credit risk when the contractual payment is more than 30 days past due.

Stage 3: expected lifetime credit losses – credit impaired

If a financial asset is defined as credit impaired or in default, it is transferred to stage 3 and measured at lifetime expected credit loss. Objective evidence for a credit-impaired financial asset includes 91 days past due date as well as other information indicating significant financial difficulties of the borrower. The Group considers a financial asset to be in default when the borrower is unlikely to pay its credit obligations to the Group in full, without recourse by the Group to actions such as realizing security (if any is held).

The determination of whether a financial asset has experienced a significant increase in credit risk is based on an assessment of the probability of default, which is made at least quarterly, incorporating external credit rating information as well as internal information on the credit quality of the financial asset. For debt instruments that are not receivables from financial services, a significant increase in credit risk is assessed mainly based on past-due information.

For contract assets, trade and other receivables, a simplified approach is applied whereby ECL are initially measured over the lifetime of the instrument.

The Group considers its exposure to credit risk as of December 31, 2018, and 2017 to be as follows:

	December 31,	December 31,
	2018	2017
Trade and other receivables	37,143	28,017
Deposits and loans issued	83,865	33,251
Notes	31,235	8,537
Securities held by MTS Bank	22,487	—
Assets in Sistema Capital trust management	11,644	9,600
Derivative financial instruments	6,074	8,403

In accordance with the Group’s financial instruments management policy, the aggregate credit risk exposure that the Group may have to one counterparty is limited. The Group maintains a mixture of cash and cash equivalents, investments, derivatives and certain other financial instruments with financial institutions. The relevant financial institutions are located in different geographical regions and the Group’s policy is designed to limit its exposure to any single institution or geographical region. As part of its risk management processes, the Group performs periodic evaluations of the relative credit standing of these financial institutions.

MTS Bank performs daily monitoring of future expected cash flows on the operations of both clients and banks, which is a part of the management process of assets and liabilities. The credit risk exposure is monitored on a regular basis to ensure that the credit limits and credit worthiness guidelines established by the MTS Bank's risk management policy are not breached.

On December 15, 2015, Barclays Bank and the Group signed an addendum to existing cross currency swap agreements. According to the terms of the addendum parties agreed to set credit exposure limits to one another, which permits a mitigation of their respective credit risk by requiring the other party to transfer collateral payments. The balance of Barclays bank's transfer of collateral payments to the Group is nil and RUB 1.0 billion as of December 31, 2018 and 2017, respectively.

Concentrations of credit risk with respect to trade receivables are limited given that the Group’s customer base is large and unrelated. Therefore, management believes there is no further credit risk provision required in excess of the normal provision for bad and doubtful receivables.